Quarterly Holdings Report
for

Fidelity Flex℠ Funds

Fidelity Flex℠ Inflation-Protected Bond Index Fund

March 31, 2019

ZXF-QTLY-0519
1.9881640.102

Schedule of Investments March 31, 2019 (Unaudited)

Showing Percentage of Net Assets

U.S. Treasury Inflation-Protected Obligations - 99.6%
	Principal Amount	Value
U.S. Treasury Inflation-Indexed Bonds:
0.625% 2/15/43	$55,000	$56,772
0.75% 2/15/42	74,000	80,434
0.75% 2/15/45	96,000	98,849
0.875% 2/15/47	71,000	73,426
1% 2/15/46	71,000	77,047
1% 2/15/48	71,000	74,180
1% 2/15/49	33,000	33,947
1.375% 2/15/44	85,000	101,652
1.75% 1/15/28	58,000	77,024
2% 1/15/26	68,000	95,181
2.125% 2/15/40	32,000	46,573
2.125% 2/15/41	41,000	59,220
2.375% 1/15/25	89,000	132,041
2.375% 1/15/27	56,000	79,954
2.5% 1/15/29	57,000	79,260
3.375% 4/15/32	19,000	36,345
3.625% 4/15/28	38,000	75,136
3.875% 4/15/29	47,000	95,149
U.S. Treasury Inflation-Indexed Notes:
0.125% 4/15/20	208,000	222,525
0.125% 4/15/21	183,000	192,843
0.125% 1/15/22	161,000	177,664
0.125% 4/15/22	183,000	187,488
0.125% 7/15/22	169,000	184,065
0.125% 1/15/23	170,000	183,344
0.125% 7/15/24	170,000	178,049
0.125% 7/15/26	145,000	149,018
0.25% 1/15/25	170,000	178,838
0.375% 7/15/23	170,000	184,407
0.375% 7/15/25	170,000	180,404
0.375% 1/15/27	145,000	149,834
0.375% 7/15/27	145,000	148,173
0.5% 1/15/28	145,000	147,727
0.625% 7/15/21	145,000	163,409
0.625% 4/15/23	183,000	186,800
0.625% 1/15/24	170,000	185,238
0.625% 1/15/26	154,000	165,072
0.75% 7/15/28	145,000	148,753
0.875% 1/15/29	100,000	102,972
1.125% 1/15/21	133,000	155,013
1.25% 7/15/20	116,000	135,872
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS
(Cost $5,008,408)		5,079,698
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $5,008,408)		5,079,698
NET OTHER ASSETS (LIABILITIES) - 0.4%		22,781
NET ASSETS - 100%		$5,102,479

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$10
Total	$10

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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